Earnings Per Share	12 Months Ended
Dec. 31, 2013
Earnings Per Share [Abstract]
Earnings Per Share
Earnings Per Share:
Basic and diluted earnings per share from continuing operations are calculated as follows (in thousands, except per share amounts):

	Year Ended December 31,
	2013	2012	2011
Basic earnings per share from continuing operations
Numerator:
Net income from continuing operations	$435,726	$325,846	$421,814
Net income from continuing operations attributable to noncontrolling interests	(26,663)	(18,591)	(28,083)
Net income from continuing operations attributable to Albemarle Corporation	$409,063	$307,255	$393,731
Denominator:
Weighted-average common shares for basic earnings per share	83,839	89,189	90,522
Basic earnings per share from continuing operations	$4.88	$3.44	$4.35
Diluted earnings per share from continuing operations
Numerator:
Net income from continuing operations	$435,726	$325,846	$421,814
Net income from continuing operations attributable to noncontrolling interests	(26,663)	(18,591)	(28,083)
Net income from continuing operations attributable to Albemarle Corporation	$409,063	$307,255	$393,731
Denominator:
Weighted-average common shares for basic earnings per share	83,839	89,189	90,522
Incremental shares under stock compensation plans	483	695	1,000
Total shares	84,322	89,884	91,522
Diluted earnings per share from continuing operations	$4.85	$3.42	$4.30

The Company’s policy on how to determine windfalls and shortfalls for purposes of calculating assumed stock award proceeds under the treasury stock method when determining the denominator for diluted earnings per share is to exclude the impact of pro forma deferred tax assets (i.e. the windfall or shortfall that would be recognized in the financial statements upon exercise of the award). At December 31, 2013, there were 468,120 common stock equivalents not included in the computation of diluted earnings per share.
Included in the calculation of basic earnings per share are unvested restricted stock awards that contain nonforfeitable rights to dividends. At December 31, 2013, there were 13,133 unvested shares of restricted stock awards outstanding.
We have the authority to issue 15 million shares of preferred stock in one or more classes or series. As of December 31, 2013, no shares of preferred stock have been issued.
On October 13, 2011, our Board of Directors authorized an increase in the number of shares the Company is permitted to repurchase under our share repurchase program up to a maximum of five million shares. On February 12, 2013, our Board of Directors authorized another increase in the number of shares the Company is permitted to repurchase under our share repurchase program, pursuant to which the Company is now permitted to repurchase up to a maximum of 15 million shares, including those shares previously authorized but not yet repurchased.
Under the existing Board authorized share repurchase program, on May 9, 2013, the Company entered into an accelerated share repurchase agreement with J.P. Morgan Securities LLC (JPMorgan) relating to a fixed-dollar, uncollared accelerated share repurchase program. Pursuant to the terms of the agreement, JPMorgan immediately borrowed shares of Albemarle common stock that were sold to the Company, thereby decreasing the Company’s issued and outstanding shares (with no change to its authorized shares). On May 10, 2013, the Company paid $450 million to JPMorgan and received an initial delivery of 5,680,921 shares with a fair market value of approximately $360 million. This purchase was funded through a combination of available cash on hand and debt. The Company determined that the accelerated share repurchase agreement met the criteria to be accounted for as a forward contract indexed to its stock and was therefore treated as an equity instrument. Under the terms of the agreement, on December 19, 2013, the transaction was completed and we received a final settlement of 1,384,011 shares, calculated based on the daily Rule 10b-18 volume-weighted average prices of the Company’s common stock over the term of the agreement, less a forward price adjustment amount of approximately $1.01. The total number of shares repurchased under this agreement (7,064,932 shares) reduced the Company’s weighted average shares outstanding for purposes of calculating basic and diluted earnings per share during the year ended December 31, 2013.
During the year ended December 31, 2013, we repurchased a total of 9,198,056 shares of our common stock pursuant to the terms of our share repurchase program and the accelerated share repurchase agreement. During the years ended December 31, 2012 and 2011, we repurchased 1,092,767 and 3,000,000 shares of our common stock, respectively, pursuant to the terms of our share repurchase program. As of December 31, 2013, there were 5,939,594 remaining shares available for repurchase under our authorized share repurchase program.
On February 3, 2014, we entered into an accelerated share repurchase agreement with Merrill Lynch International (“Merrill Lynch”), acting through its agent Merrill Lynch, Pierce, Fenner and Smith Incorporated, relating to a fixed-dollar, uncollared accelerated share repurchase program pursuant to which we will purchase $50 million of our shares from Merrill Lynch. The shares will be purchased by Merrill Lynch in two $25 million tranches that may be settled separately or simultaneously. Pursuant to the terms of this agreement, Merrill Lynch immediately borrowed shares of Albemarle common stock that were sold to the Company, thereby decreasing the Company’s issued and outstanding shares (with no change to its authorized shares). On February 3, 2014, we paid $50 million to Merrill Lynch and received an initial delivery of 623,248 shares of our common stock with a fair market value of approximately $40 million. This purchase was funded with cash on hand. Although the agreement can be settled, at the Company’s option, in cash or in shares of common stock, the Company intends to settle in shares of common stock. The total number of shares to ultimately be purchased under the agreement will be determined at the completion of the trade and will generally be based on the daily Rule 10b-18 volume-weighted average prices of the Company’s common stock over the term of the agreement, less a forward price adjustment amount of approximately $0.77. Final settlement may be accelerated, and the number of shares to be delivered upon final settlement may be adjusted upon the announcement or occurrence of certain corporate events, including without limitation, tender offers, delisting, merger events or insolvency. The agreement will be terminated at any time that our share price is at or below $30 per share. No more than 1.5 million shares can be repurchased under this program, and this program is expected to be completed by the end of April 2014.